SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        July 14, 2003
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.

On July 14, 2003, Unocal Corporation announced that its Unocal Sumatra Geothermal, Ltd. subsidiary has agreed to sell its rights and interest in the Sarulla geothermal project on the island of Sumatra, Indonesia to the Indonesian state electricity company. The full text of the press release is filed as an exhibit under Item 7(c) of this report.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits:

          99. Press Release dated July 14, 2003, announcing agreement on Sarulla geothermal sale.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 UNOCAL CORPORATION
                                                   (Registrant)




Date:  July 14, 2003                              By:  /s/ JOE D. CECIL
      ------------------                         -------------------------------
                                                 Joe D. Cecil
                                                 Vice President and Comptroller

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